VOYA SENIOR INCOME FUND

(the “Fund”)

Supplement dated March 17, 2017, as Amended and Restated on May 22, 2017

To the Current Prospectus for the Fund’s Class A, Class C, Class I, and Class W Common Shares

(the “Prospectus”)

The following changes in the above referenced Prospectus were effective April 10, 2017:

1.	The following sentence is added to the end of the introductory paragraph for the Fund under What You Pay to Invest – Fund Expenses:

Investors investing in the Fund through an intermediary should consult the Appendix to this Prospectus, which includes information regarding financial intermediary specific sales charges and related discount policies that apply to purchases through certain specified intermediaries.

2.	The paragraph under Classes of Shares that precedes the section titled “Distribution and Services (12b-1) Fees” is replaced in its entirety as follows:

You and/or your financial intermediary should also take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, investors investing in the Fund through an intermediary should consult the Appendix to this Prospectus, which includes information regarding financial intermediary specific sales charges and related discount policies that apply to purchases through certain specified intermediaries. Before investing you should discuss which share class may be right for you with your financial intermediary.

3.	The first paragraph within the section titled “Sales Charge Reductions and Waivers” under Sales Charges is replaced in its entirety as follows:

Reduced Sales Charges

The sales charge and EWC waiver categories described in this section do not apply to customers purchasing Common Shares of the Fund through any of the financial intermediaries specified in the Appendix to this Prospectus (each, a “Specified Intermediary”). In all instances, it is the investor’s responsibility to notify the Fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.

Different financial intermediaries may apply different sales charge or EWC waivers. Please refer to the Appendix for the sales charge or EWC waivers that are applicable to each Specified Intermediary.

Investors in the Fund could reduce or eliminate sales charges applicable to the purchase of Class A Common Shares through utilization of the Letter of Intent, Rights of Accumulation, or Combination Privilege. These programs are summarized below and are described in greater detail in the SAI.

4.	The following is added to the end of the section titled “EWC Waivers” under Sales Charges:

In addition, the EWC will be waived on the redemption of Common Shares held through an intermediary if the intermediary has entered into an agreement with the Distributor to waive the EWC.

5.	The first paragraph in the section titled “Exchanges Between Classes of Shares of the Fund” under How to Exchange Shares is replaced in its entirety as follows:

You may exchange Class C and Class W Common Shares of the Fund for Class I Common Shares of the Fund, or you may exchange Class A Common Shares and Class I Common Shares of the Fund for any other class of the Fund, if you otherwise meet the eligibility requirements of the class of Common Shares to be received in the exchange, or you may exchange Class C Common Shares of the Fund for Class A Common Shares of the Fund after you have held your Class C Common Shares for 10 years or more, except that: (1) you may not exchange Common Shares that are subject to an EWC until the EWC period has expired, unless the Distributor approves the exchange and determines that no EWC is payable in connection with the exchange; (2) you may not exchange Class A Common Shares for Class W Common Shares unless you acquired the Class A Common Shares through a Voya approved broker-dealer (currently, Voya Financial Advisors, Inc.); and (3) you may not exchange Class C Common Shares for Class A Common Shares unless your intermediary has agreed to waive its right to receive the front-end sales charge that otherwise would be applicable to the Class A Common Shares. All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.

6.	The following information is added as an appendix to the Prospectus

Appendix

Financial Intermediary Specific Sales Charge Waiver and Related Discount Policy Information

As described in the Prospectus, Class A Common Shares may be subject to an initial sales charge and an EWC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or EWC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.

MERRILL LYNCH

Effective April 10, 2017, if you purchase Fund Common Shares through a Merrill Lynch platform or account held at Merrill Lynch, you will be eligible only for the following sales charge waivers

(front-end sales charge waivers and EWC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-end Sales Charge Waivers on Class A Common Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the Common Shares are not held in a commission-based brokerage account and Common Shares are held for the benefit of the plan
•	Common Shares purchased by college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended
•	Common Shares purchased through a Merrill Lynch-affiliated investment advisory program
•	Common Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Common Shares of Funds purchased through the Merrill Edge Self-Directed platform
•	Common Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing Common Shares of the same Fund (but not any other Fund within the fund family)
•	Common Shares exchanged from Class C Common Shares of the same Fund in the month of or following the 10-year anniversary of the purchase date
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Trustees of the Fund, and employees of the Adviser or any of its affiliates, as described in the Fund’s Prospectus
•	Common Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed Common Shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

EWC Waivers on Class A and C Common Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C Common Shares only)

Front-End Load Discounts available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•	Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets

•	Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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